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                          FIRST EAGLE SOGEN FUNDS, INC.

                          FIRST EAGLE SOGEN GLOBAL FUND
                         FIRST EAGLE SOGEN OVERSEAS FUND
                           FIRST EAGLE SOGEN GOLD FUND
                          FIRST EAGLE SOGEN MONEY FUND



                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                         SUPPLEMENT DATED APRIL 27, 2001
                     TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2001


The Board of Directors of First Eagle SoGen Funds, Inc. has determined that First Eagle SoGen Money Fund (the 'Money Fund') has not attracted enough assets to maintain its competitiveness without a continuing and increasingly burdensome economic commitment on the part of the Adviser by way of the expense cap limiting the Money Fund's expense ratio to .75% of assets under management which the Adviser has voluntarily extended to April 30, 2001. In addition, the Board of Directors does not anticipate being able to attract a sufficient amount of future investments in the Money Fund to change this situation. It is likely that at some point in the near future, the Advisor will have to discontinue extending the expense cap which would have a material adverse effect on the performance of the Money Fund.

For these reasons, the Board of Directors has decided that it is no longer economically feasible to continue the operations of the Money Fund and has taken steps to seek to terminate the Money Fund including the termination of the offering of shares of the Money Fund effective as of the close of business March 16, 2001 and submission of this matter for consideration at a special meeting of the shareholders of the Money Fund which will be held on April 30, 2001. Accordingly, any further offering for subscription of shares of the Money Fund was discontinued as of the close of business March 16, 2001. In addition, exchange of shares of First Eagle SoGen Global Fund, First Eagle SoGen
Overseas Fund and First Eagle SoGen Gold Fund for shares of the Money Fund was discontinued as of the close of business March 16, 2001.

THE TERMINATION OF THE OFFERING OF SHARES OF THE MONEY FUND IS NOT INTENDED TO HAVE ANY EFFECT ON THE OPERATIONS OF FIRST EAGLE SOGEN GLOBAL FUND, FIRST EAGLE SOGEN OVERSEAS FUND OR FIRST EAGLE SOGEN GOLD FUND, WHICH WILL CONTINUE AS NORMAL.

This information supplements, and to the extent inconsistent therewith, replaces, the information contained in the Statement of Additional Information dated March 1, 2001.